                                                                    EXHIBIT 23.4
              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
     We consent to the use of our report included herein and incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.
                                             DONALD B. JONES AND COMPANY, P.A.
Columbia, South Carolina
February 24, 1995